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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 21, 2005
                                                         -----------------

                           Strategic Diagnostics Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

          Delaware                    000-68440                  56-1581761
      ---------------              ----------------              ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

                 111 Pencader Drive
                     Newark, DE                                 19702
      ----------------------------------------               -----------
      (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (302) 456-6789
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING.

On November 21, 2005, Strategic Diagnostics Inc. (the "Company") received a Nasdaq Staff Determination letter stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because the Company has not timely filed its Quarterly Report on Form 10-Q for the period ended September 30, 2005, and that the Company's common stock is therefore subject to delisting from The Nasdaq National Market. As a result of the Company's filing delinquency, the letter "E" will be added to the Company's trading symbol at the opening of business on November 23, 2005.

The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. The request for the hearing will stay the delisting until a decision is made by the Nasdaq Listing Qualifications Panel after the hearing. However, the Company cannot provide any assurance that the Panel will grant its request for continued listing on The Nasdaq National Market.

The Company intends to file its Form 10-Q as soon as it is able to do so and will devote all necessary resources to filing as soon as possible. A copy of the press release issued by the Company on November 22, 2005 regarding the receipt of the determination letter is attached to this Form 8-K as Exhibit 99.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of Businesses Acquired.

       None.

   (b) Pro Forma Financial Information.

       None.

   (c) Exhibits.

Exhibit Number      Exhibit Title
--------------      -------------

99                  Press Release by the Company, dated November 22, 2005.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  STRATEGIC DIAGNOSTICS INC.


                                  By: /s/ Anthony J. Simonetta
                                     --------------------------
                                     Anthony J. Simonetta
                                     Chief Financial Officer


Dated: November 22, 2005


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                                  EXHIBIT INDEX


Exhibit Number           Exhibit Title
--------------           -------------

99                       Press Release by the Company, dated November 22, 2005.